Tenth Amendment to Credit Agreement

This Tenth Amendment to Credit Agreement (“Agreement” or “Tenth Amendment”) is made this 3rd day of February, 2023 by and between UNIQUE FABRICATING NA, INC., a Delaware corporation (“US Borrower”), and UNIQUE-INTASCO CANADA, INC., a corporation organized under the laws of the province of British Columbia (“CA Borrower”, called together with US Borrower, the “Borrowers” and each of them referred to herein as a “Borrower”), UNIQUE FABRICATING, INC., a Delaware corporation (“Parent”), UNIQUE-CHARDAN, INC., a Delaware corporation, UNIQUE MOLDED FOAM TECHNOLOGIES, INC., a Delaware corporation, UNIQUE PRESCOTECH, INC., a Delaware corporation, UNIQUE FABRICATING REALTY, LLC, a Michigan limited liability company, UNIQUE FABRICATING SOUTH, INC., a Michigan corporation, and UNIQUE-INTASCO USA, INC., a Michigan corporation (each a “Guarantor” and collectively the “Guarantors”), the financial institutions signatory hereto (individually a “Lender,” and collectively the “Lenders”), CITIZENS BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (in such capacity, the “Agent”). The Borrowers and Guarantors are sometimes hereinafter referred to as the “Obligors”.

Recitals:

Borrowers, Agent and the Lenders are party to an Amended and Restated Credit Agreement dated November 8, 2018, as amended by a Waiver and First Amendment to Credit Agreement and Loan Documents dated May 7, 2019, a Second Amendment to Credit Agreement and Loan Documents dated June 14, 2019, a Third Amendment to Credit Agreement and Loan Documents dated June 28, 2019, a Waiver and Fourth Amendment to Credit Agreement and Loan Documents dated July 16, 2019, a Fifth Amendment to Credit Agreement dated August 7, 2019, a Sixth Amendment to Credit Agreement dated April 3, 2020, a Seventh Amendment to Credit Agreement dated April 23, 2020, an Eighth Amendment to Credit Agreement dated August 7, 2020, and a Wavier and Ninth Amendment to Credit Agreement dated November 7, 2022 (as so amended and further amended by the Forbearance Agreement, as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans available to the Borrowers.

The Loans and the Borrowers’ obligations under the Credit Agreement are secured by, among other documents and instruments: (i) a first priority all-assets security interest granted by the US Borrower and the Guarantors to Agent pursuant to the terms and conditions of the Security Agreement dated April 29, 2016 as affirmed by a Consent and Reaffirmation of Security Agreement dated November 8, 2018 (the “Security Agreement”); (ii) a first priority all-assets security interest granted by the CA Borrower to Agent pursuant to the terms and conditions of the Security Agreement dated April 29, 2016 as affirmed by a Consent and Reaffirmation of Security Agreement dated November 8, 2018 (the “CA Security Agreement”); and (iii) the absolute and unconditional, joint and several Continuing Agreement of Guaranty and Suretyship dated April 29, 2016 of US Borrower and Guarantors, as affirmed by a Consent and Reaffirmation of, and Amendment to, Continuing Agreement of Guaranty and Suretyship dated November 8, 2018 (collectively the “Guaranty”), among other documents and instruments.

As a result of Specified Defaults, the Obligors and the Lenders entered into a Forbearance Agreement dated April 9, 2021, pursuant to which, the Lenders agreed to forbear on a limited basis from exercising their rights because of the Specified Defaults. The Obligors subsequently requested that the Agent and Lenders extend the Forbearance Period. Accordingly, the Obligors, Agent and Lenders entered into a First Amendment to Forbearance Agreement dated June 14, 2021 (the “First Amendment”). The Obligors then requested that the Lenders and Agent agree to certain further amendments to the Forbearance Agreement in connection with the issuance by the Borrower of additional equity securities. Accordingly, the Borrower and Agent, and Lenders entered into a Second Amendment to Forbearance Agreement dated September 21, 2021 (the “Second Amendment”). Subsequently a Specified Forbearance Termination Event occurred in that the Borrowers failed to meet the required Minimum Consolidated EBITDA Covenant set forth in Section 7(d) of the Credit Agreement. As a result, the Obligors requested that the Lenders forbear with respect to the Specified Forbearance Termination Event in addition to the Specified Events of Default and requested certain other modifications to the Forbearance Agreement. Accordingly, the Obligors, Lenders and Agent entered into a Third Amendment to Forbearance Agreement dated December 9, 2021 (the “Third Amendment”). Subsequently, a Second Specified Forbearance Termination Event occurred under the Forbearance Agreement in that the US Borrower failed to meet the minimum Liquidity for the period ended December 31, 2021. As a result, the Obligors requested that the Agent and Lenders waive US Borrower’s failure to meet the required minimum Liquidity for the period ended December 31, 2021. Accordingly, the Obligors, Lenders and Agent entered into a Fourth Amendment to Forbearance Agreement dated February 4, 2022 (the “Fourth Amendment”). Obligors requested that the Agent and Lenders extend the Forbearance Period from February 28, 2022 to March 11, 2022. Agent and Lenders were willing to do so. Accordingly, the Obligors, Agent and Lenders entered into a Fifth Amendment to Forbearance Agreement dated effective as of February 28, 2022 (the “Fifth Amendment”). Obligors further requested that Agent and Lenders extend the Forbearance Period from March 11, 2022 to May 30, 2022. Agent and Lenders were willing to do so. Accordingly, Obligors, Agent and Lenders entered into a Sixth Amendment to Forbearance Agreement dated effective as of March 11, 2022 (the “Sixth Amendment”). Obligors further requested that Agent and Lenders extend the Forbearance Period from May 30, 2022 to June 13, 2022. Agent and Lenders were willing to do so. Accordingly, Obligors, Agent and Lenders entered into a Seventh Amendment to Forbearance Agreement dated effective as of May 30, 2022 (the “Seventh Amendment”). Obligors further requested that the Agent and Lenders extend the Forbearance Period from June 13, 2022 to July 14, 2022, among other revisions to the Forbearance Agreement and other Loan Documents. Agent and Lenders were willing to do so. Accordingly, the Obligors, Agent and Lenders entered into an Eighth Amendment to Forbearance Agreement dated effective as of June 13, 2022 (the “Eighth Amendment”). Obligors further requested that the Agent and Lenders extend the Forbearance Period from July 14, 2022 to September 12, 2022, among other revisions to the Forbearance Agreement and other Loan Documents. Agent and Lenders were willing to do so. Accordingly, the Obligors, Agent and Lender entered into a Ninth Amendment to Forbearance Agreement dated effective as of July 14, 2022 (the “Ninth Amendment”). Obligors further requested that the Agent and Lenders extend the Forbearance Period from September 12, 2022 to October 24, 2022, among other revisions to the Forbearance Agreement and other Loan Documents. Agent and Lenders were willing to do so. Accordingly, the Obligors, Agent and Lender entered into a Tenth Amendment to Forbearance Agreement dated effective as of September 9, 2022 (the “Tenth Amendment”).

The Obligors subsequently requested that the Agent and Lenders consent to: (i) the US Borrower securing two loans (collectively, the “Creditor Loan”) each from Affiliates of one or more shareholders of Parent (“Creditors” and singularly a “Creditor”); (ii) the Borrower and certain of its Subsidiaries granting to each Creditor a security interest in US Borrower’s or its Subsidiaries Employee Retention Credit refund (the “ERC Credit”) available to the US Borrower or its Subsidiaries under the CARES Act and the US Borrower’s 5% ownership interest in Entrotech, Inc. and the proceeds US Borrower may realize therefrom (the “Entrotech Collateral”), (iii) subordinating the Agent’s security interest in the ERC Credit and the Entrotech Collateral (collectively, the “Creditor Collateral”) to the Security Interests of Creditors; (iv) extending the Forbearance Period; and (v) amending and restating the monthly sales covenant set forth in Section 7(e) of the Credit Agreement. The Agent and Lenders were willing to do so on the terms and conditions of an Eleventh Amendment to Forbearance Agreement, dated October 4, 2022 (the “Eleventh Amendment”). “Forbearance Agreement” means the Forbearance Agreement dated April 9, 2021, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, the Tenth Amendment, and the Eleventh Amendment.

Obligors subsequently requested that Agent and Lenders Waive the Specified Events of Default and amend certain other terms and conditions of the Credit Agreement. The Agent and Lenders were willing to do so on the terms and conditions of a Waiver and Ninth Amendment to Credit Agreement dated November 7, 2022 (the “Ninth Amendment to Credit Agreement”). Obligors have now requested that Agent and Lenders extend the Repayment Date set forth in Section 7A of the Credit Agreement. The Agent and Lenders are willing to do so on the terms and conditions of this Tenth Amendment to Credit Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged the Obligors, Agent and Lenders hereby agree as follows:

1.RECITALS. The foregoing recitals of facts are true and accurate in all respects and are incorporated into this Agreement and shall form a part of it. Capitalized terms used herein, but not defined herein, shall have the meaning ascribed to them in the Credit Agreement or the Forbearance Agreement, as applicable.

2.PRECONDITIONS TO EFFECTIVENESS OF AGREEMENT. The effectiveness of the terms and provisions of this Agreement shall be subject to:

a.the receipt by the Agent of each of the following, in form and substance satisfactory to the Agent:

i.an original of this Agreement, duly authorized, executed and delivered by each of the Obligors;

ii.a certificate from an authorized officer of each Obligor that is not a natural person certifying, among other things, that attached are true and correct copies of: (i) a resolution of such Obligor authorizing the execution, delivery and performance of this Agreement, and the other documents and certificates to be delivered in connection herewith and (ii) the names, incumbency and certified signatures of those persons authorized on behalf of such Obligor to sign this Agreement and the other documents and certificates to be delivered in connection herewith;

iii.Obligors’ payment of all outstanding attorneys’ fees and expenses of counsel and financial advisors for the Agent and Lenders and all other fees and expenses payable pursuant to the Credit Agreement including, without limitation, appraisal or Collateral audit fees, if any, incurred by the Agent and Lenders;

iv.Payment by the Obligors of all interest accrued but unpaid on the Loan (except for PIK Interest), if any, and any unpaid regularly scheduled principal payments required under the Loan Documents, if any, in each case through and including the date hereof; and

v.all financial information and financial reports due pursuant to the terms of the Loan Documents or this Agreement, or otherwise requested by the Lender in connection with the negotiation and preparation of this Agreement.

b.The occurrence of no other Event of Default under the Loan Documents.

3.ACKNOWLEDGMENT OF OBLIGATIONS. Obligors hereby acknowledge, agree, and confirm that as of the close of business on February 2, 2023 Obligors are indebted to the Lenders in respect of the Loans, as follows:

a.With respect to the Revolving Credit, the outstanding amount of principal and interest in the amount of Nineteen Million Seven Thousand Three Hundred Sixteen and 32/100 ($19,007,316.32) Dollars; and

b.With respect to the US Term Loan, the outstanding amount of principal and interest in the amount of Sixteen Million Six Hundred Seventy-One Thousand Four Hundred Thirty-One and 81/100 ($16,671,431.81) Dollars; and

c.With respect to the CA Term Loan, the outstanding principal amount of Six Million Fifty-Nine Thousand Seven Hundred Forty-Three and 75/100 ($6,059,743.75) Dollars; and

d.With respect to the CAPEX Loan, the outstanding principal amount of Nine Hundred Ten Thousand Four Hundred Twenty-Seven and 421/100 ($910,427.41) Dollars; and

e.Obligors further acknowledge and agree that as of November 3, 2022: (i) the aggregate accrued and unpaid PIK Interest on the Loans calculated as of the date of the expiration of the last Interest Period(s) applicable to each Loan is Two Hundred Ninety Thousand One Hundred Seventy-Three and 73/100 ($290,173.73) Dollars and is due and owing to the Lenders; and (ii) additional PIK Interest has accrued during the current Interest Periods through and including the date hereof in effect for each Loan that is not reflected in the above figure in the aggregate amount of Nine Thousand One Hundred Fourteen and 01/100 ($9,114.01) Dollars (collectively, the “Accrued PIK Interest”).

4.REFINANCE COVENANT. Section 7A of the Credit Agreement is hereby amended and restated as follows:

“7A. REPAYMENT PLAN. Notwithstanding anything contained in any of the Loan Documents to the contrary, on or before February 17, 2023 (the “Repayment Date”), the Borrowers and Guarantors shall repay the Indebtedness, including without limitation all outstanding principal balance of the Loans and all accrued and unpaid interest thereon, as well as all other costs and expenses.

a.Borrowers have retained B. Riley Securities, Inc as advisor to the Borrowers and Guarantors (the “Advisor”) pursuant to an engagement letter dated July 28, 2022, as amended by amendment to engagement letter dated October 13, 2022 (collectively, the “Engagement Letter”). As part of the Advisor’s scope of engagement, the Advisor and Borrowers have provided to the Agent and Lenders: (i) Advisor’s Strategic Alternatives Report dated September 9, 2022, which reviews Borrowers’ strategic alternatives designed to repay the outstanding principal balance of the Loans, all accrued and unpaid interest and all other costs and expenses owed and other Indebtedness by the Borrowers and Guarantors under the Loan Documents (the “Advisor Report”); and (ii) Borrowers’ detailed plan for repayment of the Loans and other Indebtedness on or before the Repayment Date (the “Repayment Plan”) by pursuing one or more equity or debt transaction(s) (each, a “Refinancing Transaction”). Borrower shall amend the Engagement Letter to expand the scope of services to (i) assist Borrower and Guarantors with accomplishing the Advisor’s mandate; (ii) enhancing and improving the operation of Borrowers’ and Guarantors’ businesses; and (iii) such other services as are acceptable to the Agent and Majority Lenders and provide a copy of the amended Engagement Letter to the Agent and Lenders on or before February 7, 2023. In connection with such amendment the Borrower shall provide the Agent and Lenders with drafts of proposed amendments to the Engagement Letter to enable the Agent and Lenders to review and approve the expanded scope of services to be provided by the Advisor.

b.On or before February 14, 2023 the Borrowers and Advisor shall deliver to the Agent (i) at least one fully-executed term sheet from a counterparty of known standing in the business community possessing demonstrated financial wherewithal (or demonstrated experience in organizing or coordinating funding with other funding sources) to consummate a Refinancing Transaction with the Borrowers and Guarantors, which term sheet describes a transaction which provides for sufficient net proceeds to the Borrowers to repay the Loans and other Indebtedness in full on or before the Repayment Date or that is otherwise acceptable to the lenders; and (ii) evidence satisfactory to the Agent that the parties to the term sheet have commenced to prepare definitive documentation necessary to consummate the Refinancing Transaction. Agent and Lenders understand that the Refinancing Transaction may encompass one or more financing sources including senior debt, subordinated debt, and equity financing and that the condition set forth in this 7A(b) may be satisfied by one or more term sheets.

c.Borrowers and Guarantors acknowledge and agree that failure to meet any of the milestone dates set forth in this Section 7A, including repayment of the Loans and other Indebtedness in full on or before the Repayment Date, shall constitute an Event of Default under Section 8.1 of the Credit Agreement, entitling the Agent and Lenders to exercise their rights and remedies under the Loan Documents and other applicable law.

d.In addition to Agent and Lenders other remedies set forth in the Credit Agreement and other Loan Documents, Borrowers and Guarantors agree that upon the occurrence of any Event of Default, Agent and Lenders may enforce their rights under the Loan Documents and applicable law, including, but not limited to, their rights under this paragraph (e), through appointment of a receiver over the Borrowers and Guarantors and their respective businesses and assets. Borrowers and Guarantors consent to the appointment of a receiver and waive any right to contest the appointment of a receiver. With regard to the appointment of a receiver, Agent and Lenders shall include the following rights: (x) Agent and Lender shall be entitled to appointment of a receiver as a matter of right; (y) the receiver may serve without bond; and (z) all fees and expenses of the receiver and professional advisors employed by the receiver that are paid for by the Lenders shall become part of the Indebtedness and shall be payable on demand, and shall bear interest at the Applicable Interest Rate.

e.Obligors shall grant the Agent and its agents and other designees, full access to Advisor, and Advisor’s reports, findings , workpapers and analysis of Obligors’ and their businesses at such time and times during business hours and at such locations as the Agent shall reasonably request. This shall include, but not be limited to, written copies of contact logs, and copies of all reports and analysis prepared by Advisor summarizing any proposals, indications of interest, and term sheets submitted to or received by Advisor, but shall not include access to attorney work product or any other documents subject to attorney-client privilege or other similar privileges. In addition, Obligors will make Advisor’s appropriate officers and consultants available to the Agent and its agents and designees, to discuss the information in any reports delivered to the Agent or Lenders and any questions the Agent or Lenders may have.

5.ACKNOWLEDGMENT OF SECURITY INTERESTS. Each of the Obligors hereby acknowledges, confirms and agrees that the Agent has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral securing the Loans heretofore granted to the Agent pursuant to the Loan Documents, including the Forbearance Agreement, or otherwise granted to or held by Agent or Lenders (except to the extent subordinated under that certain Intercreditor Agreement dated October 4, 2022).

6.BINDING EFFECT OF DOCUMENTS. Each Obligor hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents, including the Forbearance Agreement, to which it is a party has been duly executed and delivered to the Agent or Lenders, as applicable by Obligors, and each is in full force and effect as of the date hereof (except to the extent any provision is expressly superseded hereby), (b) the agreements and obligations of Obligors contained in such documents and in this Agreement constitute the legal, valid and binding obligations of Obligors, enforceable against them in accordance with their respective terms, and Obligors have no valid defense to the enforcement of such obligations (except to the extent superseded hereby), and (c) the Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law unless waived hereby.

7.NO OTHER WAIVERS; RESERVATION OF RIGHTS.

a.In consideration of the accommodations made in this Agreement Obligors represent to and agree with Agent and Lenders that (i) the Indebtedness is due to Lenders in accordance with the terms of the Credit Agreement and other Loan Documents without setoff, defense or counterclaim at law or in equity, of any kind or nature, or to the extent that any of the Obligors believe that they have any such defense, set-off or counterclaim, they have agreed to, and do hereby, waive each and every such defense, set-off or counterclaim, nor have they assigned any of same, (ii) that any potential defenses, counterclaims and setoffs have been freely waived, with full knowledge of all facts and circumstances underlying same; (iii) Agent and the Lenders have fully performed all of their obligations under the Loan Documents; (iv) Agent and Lenders have no obligation to forbear from enforcing their rights and remedies available upon default or Event of Default; (v) any future loans or forbearance will be extended in the sole discretion of Lenders; (vi) the actions taken by the Agent and each Lender to date in furtherance of the Loan Documents have been reasonable and appropriate under the circumstances, have not violated any of Obligors’ rights, and were within the rights of Agent and Lenders thereunder; and (vii) the Agent and Lenders have neither violated any of the terms or conditions of any Loan Documents, nor made any representations or commitments, oral or written, or undertaken any obligations to Obligors other than as set forth in the Loan Documents or this Agreement.

b.Other than as specifically set forth in the Ninth Amendment to Credit Agreement, the Agent and Lenders have not waived, are not by this Agreement waiving, and have no intention of waiving, any default or Event of Default under the Loan Documents which may be continuing on the date hereof or any such default or Event of Default which may occur after the date hereof and Agent and Lenders have not agreed to forbear with respect to any of their rights or remedies concerning any such default or Event of Default, which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.

c.Agent and Lenders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Loan Documents, and applicable law as a result of any default or Event of Default which has not been waived hereby and may be continuing on the date hereof or any default or Event of Default which may occur after the date hereof, and Agent and the Lenders have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on their part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies all such rights having been reserved.

d.Without limiting the generality of the foregoing, Obligors will not claim that any prior action or course of conduct or dealing by the Agent or any Lender constitutes an agreement or obligation to continue such action or course of conduct or dealing in the future. Obligors acknowledge that the Lenders have made no commitment to make further loans to Obligors and Obligors acknowledge the Indebtedness shall be paid in full and all obligations satisfied in accordance with the terms of the Credit Agreement.

8.REPRESENTATIONS, WARRANTIES AND COVENANTS. Obligors acknowledge and agree that each of the representations, warranties, waivers, and covenants made by or on behalf of any Obligor to the Agent or Lenders or undertaken by any Obligor to the Agent or Lenders in the Credit Agreement, as amended, are hereby restated, ratified and affirmed as of the date of this Agreement as if fully and completely restated herein.

9.NO NOVATION OR IMPAIRMENT OF SECURITY. As amended by this Tenth Amendment to Credit Agreement, all the terms, covenants, conditions and warranties of the Credit Agreement and other Loan Documents, including the Forbearance Agreement, shall continue in full force and effect. Neither this Tenth Amendment to Credit Agreement, nor any of the other amendments to the Loan Documents through the date hereof is intended to be and shall not constitute a substitution or novation of the Credit Agreement or of any of the other Loan Documents. Nothing contained in this Tenth Amendment to Credit Agreement nor any prior amendment of the Loan Documents shall (a) be construed as (i) invalidating or releasing any security or collateral now or hereafter held by Agent or Lenders for the Loans or other Indebtedness, or (ii) giving any person, other than the parties hereto, any right, remedy or claim under or in respect of this Tenth Amendment to Credit Agreement or any of the other Loan Documents, or (b) impair the priority or perfection of the liens, rights or security interests in favor of Agent or Lenders under any of the Loan Documents.

10.RELEASE.

a.In consideration of Agent’s and Lenders’ agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors, on behalf of themselves and each of their officers, employees, present and former shareholders, attorneys, agents, affiliates, subsidiaries, divisions, predecessors, successors, assigns, anyone acting on their behalf and other legal representatives (collectively referred to hereinafter as the “Releasors”), hereby absolutely, unconditionally and irrevocably release, remise and forever discharge Agent, each Lender and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, advisors, employees, agents and other representatives (collectively hereinafter referred to as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off or recoupment, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any or all of the Releasors may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, the other Loan Documents, or this Agreement or transactions thereunder or related thereto.

b.Obligors understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

c.Obligors agree that no fact, event, circumstance, evidence, or transaction which could now be asserted, or which may hereafter be discovered shall affect in any manner the final, absolute, and unconditional nature of the release set forth above.

d.Obligors represent, warrant and agree that no Claim has been assigned or transferred to any third party that, but for such assignment or transfer, would otherwise have been subject to the release in this Section 10.

11.COVENANT NOT TO SUE. Releasors hereby absolutely, unconditionally and irrevocably, covenant and agree with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Obligors pursuant to Section 10 above. If any or all of the Releasors violate the foregoing covenant, each Obligor and each of their successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

12.INDEMNIFICATION. Each Obligor agrees to indemnify and hold Agent and each Lender and each of their respective directors, officers, employees, agents (including attorneys and other professionals providing advice in connection herewith) and Affiliates (each, an “Indemnified Person”) harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential (collectively, “Indemnified Costs”), that may at any time be imposed on, incurred by or asserted against any such Indemnified Person as a result of, arising from or in any way relating to the preparation, execution, performance or enforcement of the Loan Documents, including this Agreement, or any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby or any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, related to any of the foregoing, and in any case whether or not such Indemnified Person is a party to any such action, proceeding or suit or a subject of any such inquiry or investigation. All the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed by the each of the Obligors, as and when incurred and upon demand.

13.REAFFIRMATION OF GUARANTY. Each of the Guarantors reaffirms and ratifies its respective obligations under the Guaranty of the Loans and other Indebtedness executed and delivered by any Guarantor, all of which remain in full force and effect, consents to the execution and delivery of this Agreement, and agrees and acknowledges that its liability under the Guaranty shall not be diminished in any way by the execution and delivery of this Agreement or by the consummation of any of the transactions contemplated herein.

14.FEES AND EXPENSES. As consideration for the Lenders’ agreements contained herein, the Obligors absolutely and unconditionally agree to reimburse the Agent and consenting Lenders, on demand at any time and as often as the occasion therefore may require, whether or not all or any of the transactions contemplated by this Agreement are consummated, all fees, costs, expenses and disbursements of the Agent or Lenders and any counsel, appraiser or financial consultant to any of them, if any, including the internally allocated cost of in-house counsel, in connection with the preparation, negotiation, execution, or delivery of this Agreement and administration of the Loans and any agreements delivered in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by Agent or Lenders as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement or the administration of the Loan and the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement, any of the Loan Documents and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby. Such fees and expenses shall constitute additional Indebtedness under the Loan Documents until paid notwithstanding any failure by the Obligors to comply with any other term of this Agreement. Upon the occurrence of an Event of Default all unreimbursed expenses outstanding shall be paid forthwith by the Obligors.

15.MISCELLANEOUS.

a.Effect of this Agreement. This Agreement and the Loan Documents constitute and embody the entire agreement between the parties as to the Loans and other Indebtedness. Except as specifically set forth herein, no changes or modifications to the Loan Documents are intended or implied. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The parties acknowledge and agree that there are no agreements, understandings, warranties, or representations among and between the parties except as set forth in this Agreement and the Loan Documents

b.Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

c.Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Neither Borrowers nor any Guarantor shall assign any interest in this Agreement.

d.Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent and Lenders to rely upon them.

e.Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

f.Time of Essence. Time is of the essence with respect to Obligors’ obligations under this Agreement.

g.Reviewed by Attorneys. Each Obligor represents and warrants to the Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and any documents executed in connection herewith with, such attorneys and other persons as Obligors may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

h.Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

i.Consent to Jurisdiction and Venue. Each of the Obligors hereby irrevocably consents to the personal jurisdiction and venue of the state and federal courts located in Wayne County, Michigan, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement or the Loan Documents, any rights or obligations hereunder, or the performance of such rights and obligations. Nothing in this Section shall affect the right of the Agent to serve legal process in any other manner permitted by applicable law or affect the right of the Agent to bring any action or proceeding against any of the Obligors or their properties in the courts of any other jurisdictions. Additionally, each of the Obligors, if elected by the Agent or Lenders as a remedy upon the occurrence of an Event of Default, consent to and will refrain from interfering with the appointment of a receiver to administer and operate any of the Obligors or any of their properties or assets.

j.Waiver of Jury Trial. EACH OF THE OBLIGORS, AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, THE INDEBTEDNESS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN WAIVED. EACH OF THE OBLIGORS CERTIFIES THAT NEITHER AGENT NOR ANY LENDER NOR ANY OF THEIR REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR LENDERS WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OR RIGHT TO TRIAL BY JURY.

k.Counterparts; Electronic Signature. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Agent to accept electronic signature counterparts in any form or format and (y) Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement or any document signed in connection with this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

l.Amendments. No change, addition to, amendment or modification of the terms of this Agreement shall be effective unless reduced to writing and executed by all the parties hereto.

m.Other Agreements. The parties understand and agree (i) that the consideration for this Agreement is contractual and not a mere recital, (ii) that neither this Agreement, nor any part thereof, shall be used or construed as an admission of liability on the part of the Agent or Lenders and that this Agreement shall not be admissible in any proceeding or cause of action as an admission of liability by the Agent or any Lender, and (iii) that this Agreement is knowing and voluntary and is executed without reliance on any statement or representation by the Agent or any Lender concerning the nature or extent of any claims, damages or legal liability therefore.

(Balance of Page Intentionally Blank)

IN WITNESS WHEREOF, the Obligors and Lenders have executed this Tenth Amendment to Credit Agreement as of the day and year first-above written.

BORROWERS:

UNIQUE FABRICATING NA, INC.

By:
Byrd Douglas Cain III
Title: President

UNIQUE-INTASCO CANADA, INC.

By:
Byrd Douglas Cain III
Title: President

“Borrowers”

UNIQUE FABRICATING, INC., a Delaware
corporation

By:
Byrd Douglas Cain III
Title: President

UNIQUE-CHARDAN, INC., a Delaware
corporation,

By:
Byrd Douglas Cain III
Title: President

(Signatures Continued on Next Page)

UNIQUE MOLDED FOAM TECHNOLOGIES,
INC., a Delaware corporation,

By:
Byrd Douglas Cain III
Title: President

UNIQUE PRESCOTECH, INC., a Delaware
corporation,

By:
Byrd Douglas Cain III
Title: President

UNIQUE FABRICATING REALTY, LLC a
Michigan limited liability company,

By:
Byrd Douglas Cain III
Title: President

UNIQUE FABRICATING SOUTH, INC., a
Michigan corporation,

By:
Byrd Douglas Cain III
Title: President

UNIQUE-INTASCO USA, INC., a Michigan
corporation

By:
Byrd Douglas Cain III
Title: President

“Guarantors”

(Signatures Continued on Next Page)

IN WITNESS WHEREOF, the Obligors and Lenders have executed this Tenth Amendment to Credit Agreement as of the day and year first-above written.

CITIZENS BANK, NATIONAL
ASSOCIATION, as Agent and Lender

By:
Michael M. Flynn
Its: Senior Vice President

COMERICA BANK,
as Lender

By:
Jacob Villemure
Its: Vice President

FLAGSTAR BANK, FSB,
as Lender

By:
Robert L. Marsh
Its: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:
Stephen J. Jones
Its: Senior Vice President
16